Exhibit 23.1







                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-1 (File No.'s 333-67576, 333-46792, 333-44734, 333-43540), Form S-3 (File No.'s 333-73766) and Form S-8
(File No.'s 333-64618).


                                              /s/ VIRCHOW, KRAUSE & COMPANY, LLP


Minneapolis, Minnesota
April 1, 2002